UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 8, 2007
REPUBLIC PROPERTY TRUST
(Exact name of registrant as specified in its charter)

Maryland	001-32699	20-3241867
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification Number)
of incorporation)

13861 Sunrise Valley Drive
Suite 410
Herndon, VA		20171
(Address of principal executive offices)		(Zip Code)
(703)-880-2900
Registrant’s telephone number, including area code
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.
The information being furnished pursuant to this “Item 2.02 Results of Operations and Financial Condition”, including Exhibits 99.1 and 99.2, shall not be deemed “filed” with the Securities and Exchange Commission (“SEC”) for any purpose including Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liabilities of that Section; nor shall such information be incorporated by reference into any filing under the Securities Act of 1933, as amended (“Securities Act”), or the Exchange Act regardless of any general incorporation language in such filing.
On March 8, 2007, Republic Property Trust (“Trust”) issued a press release announcing its results of operations for the fiscal quarter ended December 31, 2006. The press release referred to a supplemental information package that is available free of charge on the Trust’s website. The press release and supplemental information package are incorporated by reference herein and attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively.
This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1, Exhibit 99.2 and in the other SEC reports of Republic Property Trust, including that actual events or results may differ materially from those in the forward-looking statements.
Additionally, Exhibits 99.1 and 99.2 contain various non-GAAP financial measures as defined by Regulation G. Reconciliations of each non-GAAP financial measure to its comparable GAAP financial measure can be found in the press release and in the supplemental information package.
Item 7.01 Regulation FD Disclosure.
The information being furnished pursuant to this “Item 7.01 Regulation FD Disclosure”, including Exhibits 99.1 and 99.2, shall not be deemed to be “filed” with the SEC for any purpose including Section 18 of the Exchange Act or otherwise subject to the liabilities of that Section; nor shall such information be incorporated by reference into any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing. This information will not be deemed an admission as to the materiality of such information that is required to be disclosed solely by Regulation FD.
As discussed in Item 2.02 above, on March 8, 2007, the Trust issued a press release announcing its results of operations for the fiscal quarter ended December 31, 2006. It also placed a supplemental information package on its website.
This Current Report on Form 8-K, Exhibit 99.1 and Exhibit 99.2 contain forward-looking statements within the meaning of the federal securities laws. These forward-looking statements are based on current expectations and are not guarantees of future performance. Further, the forward-looking statements are subject to the limitations listed in Exhibit 99.1, Exhibit 99.2 and in the other SEC reports of Republic Property Trust, including that actual events or results may differ materially from those in the forward-looking statements.
Additionally, Exhibits 99.1 and 99.2 contain various non-GAAP financial measures as defined by Regulation G. Reconciliations of each non-GAAP financial measure to its comparable GAAP financial measure can be found in the press release and in the supplemental information package.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description

99.1	Press Release regarding the fiscal quarter ended December 31, 2006.

99.2	Fourth Quarter 2006 Supplemental Operating and Financial Data (Unaudited).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REPUBLIC PROPERTY TRUST
Date: March 8, 2007	By:	/s/ Michael J. Green
By: Michael J. Green
		Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release regarding the fiscal quarter ended December 31, 2006.

99.2	Fourth Quarter 2006 Supplemental Operating and Financial Data (Unaudited).